As filed with the Securities and Exchange Commission on September 8, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

Dear Shareholder:

We are pleased to celebrate a successful year for Davidson Funds, and would like to take this opportunity to express our continued appreciation for your trust and confidence. It was an eventful year for our Multi-Cap Equity Fund; in August 2013, we marked the five-year anniversary of the launch of the Fund, and in October 2013, we launched Class I shares of the Fund, providing another avenue for investment to better accommodate our institutional clients.  The Small/Mid Equity Fund, which is entering its third year, continued to gain traction and gather assets. As of June 30,
2014, Davidson Funds had over $90 million in total net assets; we look forward to continued growth of both assets and investors in our product offerings.

The Davidson Multi-Cap Equity Fund is actively managed and unconstrained by market capitalization and style classifications. As fundamental investors, we are cognizant of cyclical and secular dynamics, and focus on profitable companies with attractive return on capital, cash flow and growth prospects.  Of key importance are management teams with sound, achievable strategies. We take active industry positions, with relative position sizes commensurate with risk.  Our holdings are diversified by economic sector and adjusted based on where we view the greatest market opportunities.

The Davidson Small/Mid Equity Fund is also actively managed and seeks to invest in high-quality companies with attractive margins, conservative balance sheets and opportunity for growth in the under-researched small/mid cap segment of the market.  Using proprietary modeling and a strict valuation discipline, we favor companies generating cash flow and funding growth internally.   We look to capitalize on “time horizon arbitrage,” forecasting growth opportunity and operating leverage beyond current Wall Street estimates and not currently recognized by the market.

PERFORMANCE OVERVIEW

Davidson Multi-Cap Equity Fund

The Russell 3000®  Index, the benchmark for the Davidson Multi-Cap Equity Fund, finished the twelve month period ended June 30, 2014 up 25.22%. The Class A shares of the Fund generated a total return of 18.80% on a fully-loaded basis and 25.06% on a no-load* basis during the twelve month period ended June 30, 2014.  The Class C shares generated a total return of 23.13% on a fully-loaded basis and a total return of 24.13% on a no-load* basis over the same time period. The Class I shares generated a total return of 12.15% since inception (10/30/13).

Acquisition activity was a primary driver of performance in the Fund over the past year.  Shares of Information Technology holding MICROS Systems, Inc. rose following the announcement that the company will be acquired by Oracle Corporation; the transaction is expected to close in the second half of 2014.  Telecommunication Services holding tw telecom inc. announced that the company will be merged into Level 3 Communications, Inc., which is anticipated to be completed during the fourth quarter of 2014. Stock selection in the Financials sector also contributed to relative performance versus our benchmark; First Republic Bancorp Inc. was a stand-out performer. The company’s loan originations are at all-time highs, and continued strength in loan pipelines could bode well for the future.  The

Health Care sector was our main detractor from performance, as this sector performed particularly well within the Russell 3000® Index. Within this sector, Laboratory Corporation of America Holdings and Waters Corporation lagged. Laboratory Corporation has been negatively impacted by reimbursement and billing collection issues exacerbated by the increased use of high-deductible and coinsurance plans, while Waters Corporation experienced order delays in China and the impact of capital budget delays by large domestic pharmaceutical firms.

One of the key advantages of the Multi-Cap Equity Fund’s investment approach is flexibility, enabling portfolio managers to focus on the merits of a potential investment without the bias of continually questioning whether a company fits a specific size and/or investment style.  We believe great investment opportunities are not isolated to any one segment of the market, and our sole focus as portfolio managers is on making good long-term investment decisions.  As markets dynamically change over time, it’s inevitable that certain segments of the market shift from being attractive to unattractive. Investing within an isolated style box can force a portfolio manager to invest within a particular segment even though he or she may not find current opportunities particularly attractive. As Fund managers, we have the flexibility to tactically shift the portfolio to areas of the market where greater opportunity currently exists, whereas style-box managers are forced to compromise for investments within their restricted opportunity set defined by their style box.

We believe our Davidson Multi-Cap Equity strategy demonstrates the advantages of flexibility and broad market coverage that can add value to a client’s portfolio throughout the market cycle.  Combined with our truly active, concentrated approach and disciplined portfolio construction process, our strategy seeks to strike a balance of managing risk and while providing an opportunity for return.

Davidson Small/Mid Equity Fund

The Russell 2500® Index, the benchmark for the Davidson Small/Mid Equity Fund, finished the twelve month period ended June 30, 2014 up 25.58%. The Class A shares of the Fund generated a total return of 13.76% on a fully-loaded basis and 19.73% on a no-load* basis during the twelve month period ended June 30, 2014.  The Class C shares generated a total return of 17.87% on a fully-loaded basis and a total return of 18.87% on a no-load* basis over the same time period.

The Information Technology sector was the main contributor to performance in the Fund this year, with a number of holdings making a positive impact.  Shares of RF Micro Devices, Inc. have appreciated due to sales acceleration and gross margin expansion.  The aforementioned acquisition of MICROS Systems, Inc. by Oracle Corporation also benefitted the Small/Mid Equity Fund.  Lastly, Brightcove Inc., a provider of cloud-based solutions for publishing and distributing digital media, made a notable contribution; given the sharp increase in stock price following their favorable third quarter 2013 earnings release, we exited our position in the stock.  Energy sector holding Whiting Petroleum Corporation also contributed positively to performance; the company has executed well, consistently reporting strong quarterly results and boasting a robust drilling inventory.  Recently, the company has benefited from a favorable commodity price backdrop. The Industrials sector was the primary detractor from the Fund’s performance this year; within this sector, both InnerWorkings, Inc. and Dice Holdings, Inc. lagged.  Innerworkings’ Production Graphics segment has been challenged, while Dice Holdings’ digital media business has dampened results recently. Despite these companies’ near-term challenges, we remain optimistic about their long-term growth profiles. Consumer Discretionary holdings ReachLocal, Inc., Blue Nile, Inc. and Select Comfort Corporation have also faced challenges over the past year.  ReachLocal’s sales model transition has progressed slower than anticipated; Blue Nile and Select Comfort have been negatively impacted by a soft retail environment.

This year, we have witnessed a fairly sizeable divergence in performance of small capitalization (“small cap”) stocks and large capitalization (“large cap”) stocks; this divergence comes on the heels of five years of fairly strong performance from the small cap segment of the market.  Historically, there are many periods when large caps have outperformed small caps and vice versa.  Generally speaking, large caps have performed better when there is a premium placed on liquidity, as small caps are much less liquid.  Conversely, small caps have done better when investors are seeking higher returns and growth opportunity, and may not be as focused on liquidity. In the very long term, small caps have outperformed large caps due to their faster growth, which tended to shine through over longer holding periods. The downside to this approach: there are periods when the illiquid nature of small caps will result in outsized underperformance a dynamic investor must be willing to endure to have an opportunity for the longer term outperformance small caps could potentially deliver.

In managing the Davidson Small/Mid Equity Fund, we attempt to marry the long-term benefits of exposure to small caps with a disciplined approach to risk management.  We believe there is much more to risk management than volatility and liquidity considerations.  We believe security selection is one of our best weapons to mitigate risk. We focus on companies that generate considerable cash flow, maintain solid competitive positions, and carry very high quality balance sheets.  We believe that our companies are businesses that can thrive in a growing economy and survive in a weak environment – a very important distinction in our risk management process.  Focusing on high quality, “middle inning” companies, which are conservatively capitalized and have underappreciated operating leverage, is in our view the “sweet-spot” in the risk/reward tradeoff.

MARKET PERSPECTIVE

The U.S. equities market marked new highs during the last year, showing resilience in the face of spotty growth domestically and in Europe, as well as geopolitical turmoil in areas such as Ukraine and the Middle East.  Recent economic data show the economy has regained a growth trajectory, driven by improving home sales, strong automobile sales and a pickup in manufacturing activity. We believe the U.S. economy has the potential to continue this positive momentum.  Broadly speaking, we do not see excesses in the general economy which typically precede economic downturns.  To the contrary, we believe areas such as employment, housing, and finance all have significant room to improve and drive further economic improvement.

However, some headwinds to growth remain. For example, the Financials sector has been constrained by factors such as low interest rates, decreases in trading activity, legal battles, and a tougher regulatory environment.  In addition, higher oil and gasoline prices, if sustained, may weigh on economic activity and consumer spending. Selectivity and active portfolio positioning is warranted and necessary, in our view, as stock valuations are no longer depressed and in some cases, may already reflect improvement.  We maintain our commitment to a bottom-up, fundamental approach to portfolio management, seeking companies whose solid management teams, sound capital allocation strategies and attractive business models position them well for future growth.

IN CLOSING

It has been a positive year, both for Davidson Funds and the broader U.S. equities market. We remain ever mindful that it is not the market that makes Davidson Funds strong, but the continued support of our investors. While market conditions, consumer sentiment, and other external factors may vary, our process and approach to managing Davidson Funds will not.

We thank you again for the continued trust you have placed in us, and we look forward to continuing to earn that trust over the coming year. Please feel free to contact us with any questions or comments you may have.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Funds will bear their share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe. It is not possible to invest directly in an index.

The Russell 3000®  Index measures the performance of the largest 3,000 U.S. companies representing approximately

98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Free cash flow, a measure of financial performance, is calculated by subtracting capital expenditures from operating cash flow. Free cash flow represents residual cash generated by a company after expenditures to maintain or expand its asset base.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

* The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5% sales load for the A shares and a 1% deferred sales load for the C shares.

Davidson Investment Advisors, Inc is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000® Index

Average Annual Total Return:			Since Inception
	1 Year	5 Years	8/11/2008	7/1/2009	10/30/2013
Class A (with sales load)	18.80%	17.36%	8.92%	-	-
Class A (without sales load)	25.06%	18.57%	9.87%	-	-
Class C (with deferred sales load)	23.13%	-	-	17.52%	-
Class C (without deferred sales load)	24.13%	-	-	17.52%	-
Class I	-	-	-	-	12.15%*
Russell 3000® Index	25.22%	19.33%	9.86%	19.20%	12.56%*

Total Annual Fund Operating Expenses: 1.42% (Class A); 2.16% (Class C); 1.16% (Class I)
* Not Annualized.

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge ("CDSC") except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000®   Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable  U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting  methods than domestic securities.  Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Small/Mid Equity Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Small/Mid Equity Fund - Class A vs. the Russell 2500® Index

Average Annual Total Return:
	1 Year	Since Inception 6/29/2012
Class A (with sales load)	13.76%	10.74%
Class A (without sales load)	19.73%	13.62%
Class C (with deferred sales load)	17.87%	12.75%
Class C (without deferred sales load)	18.87%	12.75%
Russell 2500® Index	25.58%	25.56%

Total Annual Fund Operating Expenses : 8.73% (Class A); 9.29% (Class C)

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge ("CDSC") except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.  Small- and medium capitalization  companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Funds
Expense Example at June 30, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A, Class C, and Class I of each Fund at the beginning of the period and held for the entire period (1/1/14 – 6/30/14).

Actual Expenses

For each class of the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund, two lines are presented in the tables below.  The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15%, 1.90%, and 0.90% per the operating expenses limitation agreement for the Davidson Multi-Cap Equity Fund Class A, Class C, and Class I, respectively, and 1.40% and 2.15% for the Davidson Small/Mid Equity Class A and Class C, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Davidson Multi-Cap Equity Fund - Class A

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$1,063.00	$5.88
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Funds
Expense Example at June 30, 2014 (Unaudited) - Continued

Davidson Multi-Cap Equity Fund - Class C

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$1,058.90	$9.70
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.37	$9.49

* Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund - Class I

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$1,064.10	$4.61
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.33	$4.51

* Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Small/Mid Equity Fund - Class A

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$1,030.30	$7.05
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.85	$7.00

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%  multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Small/Mid Equity Fund - Class C

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14
Actual	$1,000.00	$1,026.70	$10.80
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.13	$10.74

* Expenses are equal to the Fund’s annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Funds
Sector Allocation of Portfolio Assets at June 30, 2014 (Unaudited)

Davidson Multi-Cap Equity Fund

Davidson Small/Mid Equity Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 98.50%	Value
	Aerospace and Defense - 2.22%
16,625	United Technologies Corp	$1,919,356
	Air Freight and Logistics - 2.17%
12,390	FedEx Corp.	1,875,598
	Automobiles - 1.85%
92,570	Ford Motor Co.	1,595,907
	Banks - 7.17%
36,935	First Republic Bank	2,031,056
32,600	JPMorgan Chase & Co.	1,878,412
43,690	Wells Fargo & Co.	2,296,346
		6,205,814
	Beverages - 1.92%
18,555	PepsiCo, Inc.	1,657,704
	Biotechnology - 3.19%
10,150	Amgen, Inc.	1,201,456
18,795	Gilead Sciences, Inc. (a)	1,558,293
		2,759,749
	Capital Markets - 4.55%
58,560	Morgan Stanley	1,893,245
30,365	State Street Corp.	2,042,350
		3,935,595
	Chemicals - 3.72%
25,595	E.I. du pont de Nemours & Co.	1,674,937
11,580	Praxair, Inc.	1,538,287
		3,213,224
	Communications Equipment - 3.97%
65,480	Cisco Systems, Inc.	1,627,178
22,805	QUALCOMM, Inc.	1,806,156
		3,433,334
	Diversified Telecommunication Services - 2.17%
46,560	tw telecom, Inc. (a)	1,876,834

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 98.50% - continued	Value
	Electrical Equipment - 2.07%
23,220	Eaton Corp PLC (b)	$1,792,120
	Energy Equipment and Services - 2.56%
29,785	Baker Hughes, Inc.	2,217,493
	Food Products - 3.75%
37,195	Archer-Daniels-Midland Co.	1,640,671
30,450	General Mills, Inc.	1,599,843
		3,240,514
	Health Care Equipment and Supplies - 1.91%
13,980	Becton, Dickinson & Co.	1,653,834
	Health Care Providers and Services - 3.58%
25,482	Express Scripts Holding Co. (a)	1,766,667
12,980	Laboratory Corporation of America Holdings (a)	1,329,152
		3,095,819
	Hotels, Restaurants and Leisure - 1.58%
8,235	Buffalo Wild Wings, Inc. (a)	1,364,622
	Household Durables - 1.90%
66,830	D.R. Horton, Inc.	1,642,681
	Household Products - 3.15%
17,725	Church & Dwight Co., Inc.	1,239,864
12,180	Energizer Holdings, Inc.	1,486,325
		2,726,189
	Industrial Conglomerates - 4.17%
12,975	3M Co.	1,858,539
66,515	General Electric Co.	1,748,014
		3,606,553
	Insurance - 2.11%
36,195	Principal Financial Group, Inc.	1,827,124
	Internet and Catalog Retail - 0.94%
29,015	Blue Nile, Inc. (a)	812,420

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 98.50% - continued	Value
	Internet Software and Services - 2.82%
2,105	Google, Inc. - Class A (a)	$1,230,730
2,105	Google, Inc. - Class C (a)	1,210,965
		2,441,695
	Life Sciences Tools and Services - 1.76%
14,610	Waters Corp. (a)	1,525,868
	Machinery - 2.04%
28,140	PACCAR, Inc.	1,768,036
	Media - 3.51%
89,365	Interpublic Group of Cos., Inc.	1,743,511
8,795	Time Warner Cable, Inc.	1,295,504
		3,039,015
	Multi-Utilities - 1.47%
12,155	Sempra Energy	1,272,750
	Oil, Gas and Consumable Fuels - 7.99%
14,094	Chevron Corp.	1,839,972
24,590	Devon Energy Corp.	1,952,446
18,625	Exxon Mobil Corp.	1,875,165
31,150	Marathon Oil Corp.	1,243,508
		6,911,091
	Real Estate Investment Trusts (REITs) - 3.37%
65,885	Redwood Trust, Inc.	1,282,781
68,645	Starwood Property Trust, Inc.	1,631,692
		2,914,473
124,650	Semiconductors and Semiconductor Equipment - 1.56%
	Applied Micro Circuits Corp. (a)	1,347,466
	Software - 7.99%
68,050	Fortinet, Inc. (a)	1,710,096
42,940	Informatica Corp. (a)	1,530,811
19,785	Intuit	1,593,286
30,600	MICROS Systems, Inc. (a)	2,077,740
		6,911,933

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 98.50% - continued	Value
	Specialty Retail - 1.81%
33,710	Dicks Sporting Goods, Inc.	$1,569,538
	Technology, Hardware, and Storage and Peripherals - 3.53%
32,886	Apple, Inc.	3,056,096

	TOTAL COMMON STOCKS (Cost $58,248,236)	85,210,445

	SHORT-TERM INVESTMENTS - 1.42%
1,222,853	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	1,222,853
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,222,853)	1,222,853

	Total Investments in Securities (Cost $59,471,089) - 99.92%	86,433,298
	Other Assets in Excess of Liabilities - 0.08%	73,155
	NET ASSETS - 100.00%	$86,506,453

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of June 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 97.03%	Value
	Banks - 5.21%
14,555	CoBiz Financial, Inc.	$156,758
715	SVB Finanical Group (a)	83,383
		240,141
	Building Products - 2.55%
3,235	Simpson Manufacturing Co., Inc.	117,625
	Capital Markets - 3.94%
2,120	LPL Financial Holdings, Inc.	105,449
1,215	Waddell & Reed Financial, Inc.	76,047
		181,496
	Chemicals - 3.38%
1,430	Airgas, Inc.	155,741
	Commercial Services and Supplies - 3.96%
11,215	InnerWorkings, Inc. (a)	95,327
3,535	Ritchie Bros. Auctioneers, Inc. (b)	87,138
		182,465
	Construction and Engineering - 1.41%
1,215	Jacobs Engineering Group, Inc. (a)	64,735
	Consumer Finance - 5.67%
2,365	First Cash Financial Services, Inc. (a)	136,200
6,595	Green Dot Corp. (a)	125,173
		261,373
	Diversified Consumer Services - 3.12%
2,645	Capella Education Co.	143,861
	Diversified Telecommunication Services - 1.01%
1,665	Digitalglobe, Inc. (a)	46,287
	Electronic Equipment Instruments and Components - 2.75%
2,330	FLIR Systems, Inc.	80,921
665	IPG Photonics Corp. (a)	45,752
		126,673
	Energy Equipment and Services - 3.13%
3,990	Superior Energy Services, Inc.	144,199

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 97.03% - continued	Value
	Food Products - 2.73%
3,720	Calavo Growers	$125,848
	Health Care Equipment and Supplies - 5.10%
5,680	Masimo Corp. (a)	134,048
1,890	STERIS Corp.	101,077
		235,125
	Health Care Providers and Services - 3.61%
4,865	U.S. Physical Therapy, Inc.	166,334
	Health Care Technology - 1.01%
370	athenahealth, Inc. (a)	46,298
	Hotels, Restaurants and Leisure - 2.55%
3,965	Multimedia Games Holding Co., Inc. (a)	117,523
	Household Durables - 2.20%
2,480	iRobot Corp. (a)	101,556
	Internet and Catalog Retail - 1.57%
2,590	Blue Nile, Inc. (a)	72,520
	Internet Software and Services - 5.15%
11,100	Dice Holdings, Inc. (a)	84,471
1,635	SPS Commerce, Inc. (a)	103,316
645	Yelp, Inc. (a)	49,458
		237,245
	IT Services - 1.45%
238	Alliance Data Systems Corp. (a)	66,937
	Machinery - 3.01%
2,765	Woodward, Inc.	138,748
	Media - 3.59%
3,624	Imax Corp. (a)(b)	103,212
8,815	ReachLocal, Inc. (a)	61,969
		165,181
	Oil, Gas and Consumable Fuels - 3.30%
1,895	Whiting Petroleum Corp. (a)	152,074

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
Schedule of Investments
June 30, 2014

Shares	COMMON STOCKS - 97.03% - continued	Value
	Real Estate Investment Trusts (REITs) - 7.25%
2,340	Camden Property Trust	$166,491
8,655	Terreno Realty Corp.	167,301
		333,792
	Semiconductors and Semiconductor Equipment - 2.82%
795	NVE Corp. (a)	44,194
8,940	RF Micro Devices, Inc. (a)	85,735
		129,929
	Software - 10.96%
5,150	Fortinet, Inc. (a)	129,419
2,220	MICROS Systems, Inc. (a)	150,738
10,000	RealPage, Inc. (a)	224,800
		504,957
	Specialty Retail - 4.06%
9,050	Select Comfort Corp. (a)	186,973
	Technology Hardware, and Storage and Peripherals - 0.54%
11,790	USA Technologies, Inc. (a)	24,877

	TOTAL COMMON STOCKS (Cost $3,831,624)	4,470,513

	SHORT-TERM INVESTMENTS - 4.32%
199,289	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	199,289
	TOTAL SHORT-TERM INVESTMENTS (Cost $199,289)	199,289

	Total Investments in Securities (Cost $4,030,913) - 101.35%	4,669,802
	Liabilities in Excess of Other Assets - (1.35)%	(62,236)
	NET ASSETS - 100.00%	$4,607,566

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of June 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2014

	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
ASSETS
Investments in securities, at value (identified cost $59,471,089 and $4,030,133, respectively)	$86,433,298	$4,669,802
Receivables
Dividends and interest	67,602	2,459
Fund shares sold	144,900	6,768
Due from Advisor (Note 4)	-	12,100
Prepaid expenses	36,328	10,404
Total assets	86,681,728	4,701,533

LIABILITIES
Payables
Investment securities purchased	-	46,263
Fund shares redeemed	4,507	-
12b-1 fees	74,692	5,353
Advisory Fees	26,233	-
Audit fees	19,500	19,500
Administration fees	18,370	5,824
Transfer agent fees and expenses	11,698	5,598
Fund accounting fees	10,503	6,091
Shareholder reporting	3,983	405
Custody fees	2,108	1,585
Chief Compliance Officer fee	1,500	1,500
Legal Fees	1,370	1,371
Trustee fees	278	280
Miscellaneous	263	197
Total liabilities	175,275	93,967

NET ASSETS	$86,506,453	$4,607,566

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$48,498,206	$3,076,542
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,144,659	164,262
Net asset value and redemption price per share	$22.61	$18.73
Maximum offering price per share (Net asset value per share divided by 95.00%)	$23.80	$19.72

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF ASSETS AND LIABILITIES - Continued

Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund

Class C
Net assets applicable to shares outstanding	$19,825,022	$1,531,024
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	896,476	83,043
Net asset value and offering price per share (Note 1)	$22.11	$18.44

Class I
Net assets applicable to shares outstanding	$18,183,225	$-
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	804,781	-
Net asset value, redemption and offering price per share	$22.59	$-

COMPONENTS OF NET ASSETS
Paid-in capital	$57,745,956	$3,859,731
Undistributed net investment income	516,702	-
Accumulated net realized gain on investments	1,281,586	108,946
Net unrealized appreciation on investments	26,962,209	638,889
Net assets	$86,506,453	$4,607,566

The accompanying notes are an integral part of these financial statements.

Davidson Funds
STATEMENTS OF OPERATIONS For the Year Ended June 30, 2014

	Davidson Multi-Cap Equity Fund	Davidson Small/Mid Equity Fund
INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $0 and $293, respectively)	$1,668,038	$27,592
Interest	121	17
Total investment income	1,668,159	27,609
Expenses
Advisory fees (Note 4)	483,745	27,832
Distribution fees - Class C (Note 5)	171,145	12,510
Distribution fees - Class A (Note 5)	119,290	6,150
Administration fees (Note 4)	101,976	38,153
Transfer agent fees and expenses (Note 4)	72,277	33,616
Fund accounting fees (Note 4)	59,221	36,237
Registration fees	40,769	21,130
Audit fees	20,000	20,000
Reports to shareholders	13,155	651
Custody fees (Note 4)	12,868	7,424
Legal fees	9,518	9,382
Chief Compliance Officer fee (Note 4)	9,000	9,000
Other expenses	8,074	1,118
Trustee fees	7,249	5,015
Insurance expense	3,669	2,503
Total expenses	1,131,956	230,721
Less: advisory fee waiver and expense reimbursement (Note 4)	(171,720)	(169,385)
Net expenses	960,236	61,336
Net investment income/(loss)	707,923	(33,727)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	$2,135,208	234,531
Net change in unrealized appreciation on investments	13,487,470	435,121
Net realized and unrealized gain on investments	15,622,678	669,652
Net Increase in Net Assets Resulting from Operations	$16,330,601	$635,925

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014	Year Ended June 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$707,923	$439,556
Net realized gain on investments	2,135,208	2,308,069
Net change in unrealized appreciation on investments	13,487,470	8,154,778
Net increase in net assets resulting from operations	16,330,601	10,902,403

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(336,346)	(242,364)
Class C	(11,220)	(27,074)
Class I	(62,747)	-
From net realized gain on investments
Class A	(2,069,771)	(558,171)
Class C	(715,356)	(187,925)
Class I	(285,356)	-
Total distributions to shareholders	(3,480,796)	(1,015,534)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	10,987,669	5,498,258
Total increase in net assets	23,837,474	15,385,127

NET ASSETS
Beginning of year	62,668,979	47,283,852
End of year	$86,506,453	$62,668,979

Undistributed net investment income at end of year	$516,702	$219,092

(a) A summary of shares transactions is as follows:

	Class A
	Year Ended June 30, 2014		Year Ended June 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	354,868	$7,443,312	515,696	$9,052,578
Shares issued on reinvestments of distributions	96,523	1,979,685	47,099	786,552
Shares redeemed	(853,726)	(17,778,209)	(327,891)	(5,573,912)
Net increase/(decrease)	(402,335)	$(8,355,212)	234,904	$4,265,218

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	Class C
	Year Ended June 30, 2014		Year Ended June 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	161,162	$3,302,405	132,076	$2,262,341
Shares issued on reinvestments of distributions	35,332	711,248	12,849	211,111
Shares redeemed	(69,276)	(1,427,820)	(71,677)	(1,240,412)
Net increase	127,218	$2,585,833	73,248	$1,233,040

		$23		$-

	Class I
	October 30, 2013 to June 30, 2014
	Shares	Paid-in Capital
Shares sold	810,188	$16,884,023
Shares issued on reinvestments of distributions	17,014	348,104
Shares redeemed	(22,421)	(475,079)
Net increase	804,781	$16,757,048

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014	Year Ended June 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$(33,727)	$(17,090)
Net realized gain on investments	234,531	30,462
Net change in unrealized appreciation on investments	435,121	203,768
Net increase in net assets resulting from operations	635,925	217,140

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class A	(56,408)	(15,586)
Class C	(27,894)	(5,342)
Total distributions to shareholders	(84,302)	(20,928)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	1,126,616	2,060,283
Total increase in net assets	1,678,239	2,256,495

NET ASSETS
Beginning of year	2,929,327	672,832
End of year	$4,607,566	$2,929,327

Undistributed net investment income at end of year	$-	$-

(a) A summary of shares transactions is as follows:

	Class A
	Year Ended June 30, 2014		Year Ended June 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	40,803	$720,381	83,898	$1,245,838
Shares issued on reinvestments of distributions	3,197	55,938	1,074	15,562
Shares redeemed	(2,504)	(44,224)	(1,892)	(28,527)
Net increase	41,496	$732,095	83,080	$1,232,873

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	Class C
	Year Ended June 30, 2014		Year Ended June 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	29,978	$527,287	63,301	$944,707
Shares issued on reinvestments of distributions	1,609	27,824	368	5,317
Shares redeemed	(9,112)	(160,590)	(8,269)	(122,614)
Net increase	22,475	$394,521	55,400	$827,410

		$19		$-

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.99	$15.78	$16.55	$12.51	$11.09

Income from investment operations:
Net investment income	0.22 ^	0.17	0.09	0.06	0.03 ^
Net realized and unrealized gain on investments	4.43	3.41	0.06	4.00	1.43
Total from investment operations	4.65	3.58	0.15	4.06	1.46

Less distributions:
From net investment income	(0.14)	(0.11)	(0.08)	(0.02)	(0.04)
From net realized gain on investment	(0.89)	(0.26)	(0.84)	(0.00)#	-
Total distributions	(1.03)	(0.37)	(0.92)	(0.02)	(0.04)

Net asset value, end of year	$22.61	$18.99	$15.78	$16.55	$12.51

Total return	25.06%	23.01%	1.64%	32.47%	13.13%

Ratios/supplemental data:
Net assets, end of year (thousands)	$48,498	$48,355	$36,483	$28,568	$17,922
Ratio of expenses to average net assets:
Before expense reimbursement	1.38%	1.42%	1.51%	1.67%	2.17%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.80%	0.73%	0.24%	(0.13)%	(0.82)%
After expense reimbursement	1.03%	1.00%	0.60%	0.39%	0.20%
Portfolio turnover rate	11.59%	21.49%	13.95%	19.34%	16.78%

^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class C
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.61	$15.52	$16.33	$12.42	$11.17

Income from investment operations:
Net investment gain/(loss)	0.07 ^	0.04	(0.02)	(0.05)	(0.07	)^
Net realized and unrealized gain on investments	4.33	3.35	0.06	3.96	1.35
Total from investment operations	4.40	3.39	0.04	3.91	1.28

Less distributions:
From net investment income	(0.01)	(0.04)	(0.01)	-	(0.03)
From net realized gain on investments	(0.89)	(0.26)	(0.84)	(0.00)#	-
Total distributions	(0.90)	(0.30)	(0.85)	(0.00)#	(0.03)

Redemption fees retained	0.00 ^#	-	-	-	-

Net asset value, end of period	$22.11	$18.61	$15.52	$16.33	$12.42

Total return	24.13%	22.06%	0.90%	31.50%	11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$19,825	$14,314	$10,800	$10,277	$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.13%	2.16%	2.27%	2.42%	2.86	%†
After expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.90	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.11%	(0.01)%	(0.53)%	(0.88)%	(1.50	)%†
After expense reimbursement	0.34%	0.25%	0.16%	(0.36)%	(0.54	)%†
Portfolio turnover rate	11.59%	21.49%	13.95%	19.34%	16.78	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	October 30, 2013* through June 30, 2014
Net asset value, beginning of period	$21.21

Income from investment operations:
Net investment income	0.23	^
Net realized and unrealized gain on investments	2.24
Total from investment operations	2.47

Less distributions:
From net investment income	(0.20)
From net realized gain on investments	(0.89)
Total distributions	(1.09)

Net asset value, end of period	$22.59

Total return	12.15	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$18,183
Ratio of expenses to average net assets:
Before expense reimbursement	1.15	%†
After expense reimbursement	0.90	%†
Ratio of net investment income to average net assets:
Before expense reimbursement	1.83	%†
After expense reimbursement	1.63	%†
Portfolio turnover rate	11.59	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund - Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended June 30,
	2014	2013	June 29, 2012* through June 30, 2012
Net asset value, beginning of period	$16.02	$15.00	$15.00

Income from investment operations:
Net investment loss	(0.12)^	(0.08)^	-
Net realized and unrealized gain on investments	3.25	1.24	-
Total from investment operations	3.13	1.16	-

Less distributions:
From net realized gain on investments	(0.42)	(0.14)	-
Total distributions	(0.42)	(0.14)	-

Net asset value, end of period	$18.73	$16.02	$15.00

Total return	19.73%	7.85%	-	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,077	$1,967	$595
Ratio of expenses to average net assets:
Before expense reimbursement	5.97%	8.72%	-	%†
After expense reimbursement	1.40%	1.40%	-	%†
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.23)%	(7.85)%	-	%†
After expense reimbursement	(0.66)%	(0.53)%	-	%†
Portfolio turnover rate	36.87%	43.66%	-	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Small/Mid Equity Fund - Class C
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended June 30,
	2014	2013	June 29, 2012* through June 30, 2012
Net asset value, beginning of period	$15.89	$15.00	$15.00

Income from investment operations:
Net investment loss	(0.25)^	(0.20)^	-
Net realized and unrealized gain on investments	3.22	1.23	-
Total from investment operations	2.97	1.03	-

Less distributions:
From net realized gain on investments	(0.42)	(0.14)	-
Total distributions	(0.42)	(0.14)	-

Net asset value, end of period	$18.44	$15.89	$15.00

Total return	18.87%	6.98%	-	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,531	$962	$78
Ratio of expenses to average net assets:
Before expense reimbursement	6.70%	9.28%	-	%†
After expense reimbursement	2.15%	2.15%	-	%†
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.96)%	(8.45)%	-	%†
After expense reimbursement	(1.41)%	(1.32)%	-	%†
Portfolio turnover rate	36.87%	43.66%	-	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014

NOTE 1 - ORGANIZATION

          The Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Funds’ investment objective is to seek long-term capital appreciation. The Funds currently offer Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will assess Class C redemptions a 1.00% Contingent Deferred Sales Charge on shares held for twelve months or less, unless the dealer of record waived its commission. The Davidson Multi-Cap Equity Fund Class A shares and Class C shares commenced operations on August 11, 2008 and October 30, 2013 respectively. The Davidson Small/Mid Equity Fund Class A shares and Class C shares commenced operations on June 29, 2012.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund open tax years 2011-2013 and 2012-2013, respectively, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

Each Fund is charged for those expenses that are directly attributable to the fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year end June 30, 2014, the Davidson Small/Mid Equity Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated Net
Net Investment	Realized
Income/(Loss)	Gain/(Loss)
$33,727	$(33,727)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. During the year ended June 30, 2014, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund Class C shares retained $23 and $19, respectively, in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

          The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

●
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Funds’ investments are carried at fair value. Equity securities including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.   Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Summary of inputs continued to page 33

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of June 30, 2014:

Davidson Multi-Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$10,024,182	$-	$-	$10,024,182
Consumer Staples	7,624,407	-	-	7,624,407
Energy	9,128,584	-	-	9,128,584
Financials	14,883,005	-	-	14,883,005
Health Care	9,035,270	-	-	9,035,270
Industrials	10,961,664	-	-	10,961,664
Information Technology	17,190,525	-	-	17,190,525
Materials	3,213,224	-	-	3,213,224
Telecommunication Services	1,876,834	-	-	1,876,834
Utilities	1,272,750	-	-	1,272,750
Total Common Stocks	85,210,445	-	-	85,210,445
Short-Term Investments	1,222,853	-	-	1,222,853
Total Investments in Securities	$86,433,298	$-	$-	$86,433,298

Davidson Small/Mid Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$787,614	$-	$-	$787,614
Consumer Staples	125,847			125,847
Energy	296,272	-	-	296,272
Financials	1,016,802	-	-	1,016,802
Health Care	447,758	-	-	447,758
Industrials	549,860	-	-	549,860
Information Technology	1,090,619	-	-	1,090,619
Materials	155,741	-	-	155,741
Total Common Stocks	4,470,513	-	-	4,470,513
Short-Term Investments	199,289	-	-	199,289
Total Investments in Securities	$4,669,802	$-	$-	$4,669,802

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2014, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended June 30, 2014.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2014, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% and 0.75%, respectively, based upon the average daily net assets of the Davidson Multi-cap Equity Fund and the Davidson Small/Mid Equity Fund. For the year ended June 30, 2014, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund incurred $483,745 and $27,832, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Davidson Multi-Cap Equity Fund’s Class A, Class C, and Class I net annual operating expenses to 1.15%, 1.90%, and 0.90%, respectively, of average daily net assets. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Davidson Small/Mid Equity Class A shares and Class C shares net annual operating expenses to 1.40% and 2.15%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended June 30, 2014, the Advisor reduced its fees and absorbed Funds expenses in the amount of $171,720 and $169,385 for the Davidson Multi-Cap Equity Fund and for the Davidson Small/Mid Equity Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Davidson Multi-Cap		Davidson Small/Mid
Equity Fund		Equity Fund
Year	Amount	Year	Amount
2015	$145,966	2016	$162,745
2016	141,618	2017	169,385
2017	171,720		$332,130
	$459,304

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

         For the year ended June 30, 2014, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund
Administration	$101,976	$38,153
Transfer Agency (a)	62,448	33,199
Fund Accounting	59,221	36,237
Custody	12,868	7,424
Chief Compliance Officer	9,000	9,000

(a) Does not include out-of-pocket expenses

At June 30, 2014, the Funds had payables due to USBFS for administration, transfer agency, fund accounting, to U.S. Bank, N.A. for custody fees, and Chief Compliance Officer fees in the following amounts:

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund
Administration	$18,370	$5,824
Transfer Agency (a)	10,107	5,520
Fund Accounting	10,503	6,091
Custody	2,108	1,585
Chief Compliance Officer	1,500	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Funds’ shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Funds that it has received $147,677 and $17,818, respectively, in front-end sales charges resulting from sales of Class A shares of the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund. For the year ended June 30, 2014, the Distributor paid Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund front- end sales charges of $145,880 and $17,643, respectively, to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees on the Funds’ Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2014, the Distributor paid DAD $31,972 and $5,273, respectively, in up-front sales commissions on Class C shares for the Davidson Multi-Cap Equity Fund and Davidson Small/Mid Equity Fund.

Certain officers of the Funds are employees of the Administrator.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of each Fund’s Class A and Class C shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments  to  financial  intermediaries and  compensation of  personnel  involved  in  selling  shares  of  the  Funds Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2014, the Davidson Multi-Cap Equity Fund Class A shares and Class C shares paid the Distributor $119,290 and $171,145, respectively, and the Davidson Small/Mid Equity Fund Class A shares and Class C shares paid the Distributor $6,150 and $12,510, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Davidson Multi-Cap Equity Fund, were $16,376,067 and $8,505,804, respectively.

For the year ended June 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Davidson Small/Mid Equity Fund, were $2,330,502 and $1,321,576, respectively.

NOTE 7 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and REIT adjustments.

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 was as follows:

	Davidson Multi-Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
Ordinary income	$968,350	$499,264
Long-term capital gains	2,512,446	516,270

	Davidson Small/Mid Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
Ordinary income	$52,980	$20,928
Long-term capital gains	31,322	-

        Ordinary income distributions may include dividends paid from short-term capital gains.

Davidson Funds
NOTES TO FINANCIAL STATEMENTS at June 30, 2014 - continued

As of June 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Davidson Multi-Cap	Davidson Small/Mid
	Equity Fund	Equity Fund
Cost of investments (a)	$59,503,337	$4,046,565

Gross tax unrealized appreciation	27,618,119	787,432
Gross tax unrealized depreciation	(688,158)	(164,195)
Net tax unrealized appreciation	26,929,961	623,237

Undistributed ordinary income	714,256	49,827
Undistributed long-term capital gain	1,116,280	74,771
Total distributable earnings	1,830,536	124,598

Other accumulated gains/(losses)	-	-
Total accumulated earnings/(losses)	$28,760,497	$747,835

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Davidson Funds

We have audited the accompanying statements of assets and liabilities of the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the Davidson Multi- Cap Equity Fund the financial highlights for each of the five years in the period then ended and with respect to the Davidson Small/Mid Equity Fund the financial highlights for each of the two years in the period then ended and the period June 29, 2012 (commencement of operations) through June 30, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund as of June 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2014

Davidson Funds
NOTICE TO SHAREHOLDERS at June 30, 2014 (Unaudited)

For the year ended June 30, 2014, the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund designated $968,350 and $52,980, respectively, as ordinary income and the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund $2,512,446 and $31,322, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund was 100.00% and 28.08%, respectively.

For corporate shareholders in the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2014 was 100.00% and 25.35%, respectively.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the Davidson Multi-Cap Equity Fund and the Davidson Small/Mid Equity Fund was 58.90% and 100.00%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain  a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at  http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at  http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information  on  the  operation  of  the  Public  Reference  Room  may  be  obtained  by  calling  1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who over-see the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director , Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.

Donald E. O’Connor (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (34 portfolios).

George J. Rebhan (age 79) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 74) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Davidson Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) - continued

Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Joe D. Redwine(4) (age 66) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 66) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 46) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Davidson Funds
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) - continued

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Cheryl L. King (age 52) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Albert Sosa (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasuer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).

Michael L. Ceccato (age 56) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 49) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	As of June 30, 2014, the Trust is comprised of 44 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)	"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, "public companies") or other investment companies registered under the 1940 act.
(4)	Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling (877) 332-0529.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212	DAVIDSON MULTI-CAP EQUITY FUND DAVIDSON SMALL/MID EQUITY FUND

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
877-332-0529	ANNUAL REPORT

Independent Registered	For the year ended
Public Accounting Firm	June 30, 2014
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$35,300	$32,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
   Douglas G. Hess, President

Date  9/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
   Douglas G. Hess, President

Date  9/3/14

By (Signature and Title)* /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date  9/3/14

* Print the name and title of each signing officer under his or her signature.